UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-01792
Van Kampen Capital Growth Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 6/30
Date of reporting period: 12/31/09

Item 1. Report to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

December 31, 2009

MUTUAL FUNDS Van Kampen Capital Growth Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Capital Growth Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of December 31, 2009.

This material must be preceded or accompanied by a Class A, B, and C, I and R share prospectus for the fund being offered. This prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 12/31/09 (Unaudited)

	A Shares		B Shares		C Shares		I Shares	R Shares
	since 7/22/69		since 1/10/92		since 8/27/93		since 8/12/05	since 3/20/07
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	w/sales	w/o sales	w/o sales
Total Returns	charges	charges	charges	charges	charges	charges	charges	charges

Since Inception	9.79%	9.63%	5.53%	5.53%	4.96%	4.96%	4.06%	0.16%

10-year	–1.31	–1.89	–1.89	–1.89	–2.04	–2.04	—	—

5-year	4.25	3.02	3.72	3.46	3.47	3.47	—	—

1-year	66.37	56.84	66.25	61.25	65.15	64.15	66.86	65.92

6-months	31.35	23.81	31.23	26.23	30.85	29.85	31.59	31.18

Gross Expense Ratio	1.28%		2.07%		2.07%		1.05%	1.57%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the fund’s fiscal year-end as outlined in the fund’s current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the fund’s average daily net assets for Class A shares and up to 1.00 percent per year of the fund’s average daily net assets for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. Class R shares are available for purchase exclusively by investors through certain tax-exempt retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R shares are offered without any upfront or deferred sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent per year of the fund’s average daily net assets. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. Periods of less than one year are not annualized.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the six-month period ended December 31, 2009

Market Conditions

In the second half of 2009, the stock market continued to advance from its mid-March low propelled by more signs of stabilization in the economy, generally better-than-expected corporate earnings, and an increase in merger and acquisition activity. However, the persistence of high unemployment rates and a weak real estate market continued to concern investors.

In many ways, 2009 as a whole was as surprising for investors as 2008. We made few changes to the portfolio during the downturn, as we believed our high-quality companies with sustainable competitive advantages had the potential to perform well over time. Staying true to our philosophy and process proved advantageous, as higher quality names—those with attractive returns on invested capital and strong balance sheets—led for most of the year. As it became more apparent we were not headed for a total meltdown, the recovery broadened across the portfolio’s holdings. While turnover remained low, we did add new names as several of the portfolio’s holdings graduated from mid- to large-cap and as we found more compelling opportunities. For the period overall, stock selection drove the Fund’s relative outperformance.

Performance Analysis

All share classes of Van Kampen Capital Growth Fund outperformed the Russell 1000® Growth Index (the “Index”) for the six months ended December 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended December 31, 2009

					Russell 1000®
Class A	Class B	Class C	Class I	Class R	Growth Index

31.35%	31.23%	30.85%	31.59%	31.18%	23.03%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The following areas drove the Fund’s outperformance relative to the Index during the period:

•	Stock selection in consumer discretionary had the largest positive effect on relative performance. Outperformance was driven by the diversified retail industry.

•	Stock selection in technology was additive as well, and the computer services, software and systems industry was the leading contributor within the sector.

•	Both stock selection and an overweight in financial services contributed to relative performance. Here, the financial data and systems industry was the best performing area.

Although the Fund outperformed the Index, these positions were detrimental to overall performance:

•	Stock selection in materials and processing detracted from relative performance although it was somewhat buffered by relative gains from an overweight there. While none of our holdings underperformed the Index, they did not perform as well as other companies within the sector. For example, building materials stocks saw a large rebound during the period, but the Fund’s holdings there lagged the stronger performing stocks in the group.

•	Stock selection in producer durables also lagged the Index. As in the materials and processing sector, none of our holdings detracted from relative performance, but they did not perform as well as other companies within the sector. Railroads and printing services, two industries in which the Fund does not have exposure, saw a significant come back in the last six months.

•	An underweight in energy had a negative effect on relative performance, which was partially offset by positive results from stock selection. Within the sector, the sole detractor was in the energy equipment industry.

Market Outlook

As a team, we do not spend a great deal of time thinking about a market outlook, as we believe it is nearly impossible to correctly anticipate what will happen over short periods of time. While current conditions seem encouraging, with initial public offerings and merger and acquisition activity expanding, we cannot rule out volatility around short term events. Our focus is on assessing company prospects over three to five years, and owning a portfolio of what we consider to be high-quality companies with diverse business drivers not tied to a particular market environment.

Thank you for your continued support.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Top 10 Holdings as of 12/31/09 (Unaudited)

Google, Inc., Class A	7.7%

Amazon.com, Inc.	7.3

Apple, Inc.	7.2

Monsanto Co.	4.4

Ultra Petroleum Corp.	4.0

MasterCard, Inc., Class A	3.4

Starbucks Corp.	2.7

Salesforce.com, Inc.	2.6

Wynn Resorts Ltd.	2.6

Baidu, Inc.—ADR	2.4

Summary of Investments by Industry Classification as of 12/31/09 (Unaudited)

Internet Software & Services	14.0%

Internet Retail	7.3

Computer Hardware	7.2

Oil & Gas Exploration & Production	5.3

Data Processing & Outsourced Services	4.7

Consumer Finance	4.5

Fertilizers & Agricultural Chemicals	4.4

Communications Equipment	4.2

Application Software	4.1

Casinos & Gaming	3.8

Air Freight & Logistics	3.5

Restaurants	2.7

Construction Materials	2.4

Other Diversified Financial Services	2.2

Health Care Equipment	2.1

Property & Casualty Insurance	1.9

Specialized Finance	1.9

Life Sciences Tools & Services	1.8

Multi-Line Insurance	1.6

Wireless Telecommunication Services	1.5

Distributors	1.5

Pharmaceuticals	1.3

Marine Ports & Services	1.2

Real Estate Management & Development	1.2

Department Stores	1.0

Publishing	0.9

Systems Software	0.9

Multi-Sector Holdings	0.8

Electrical Components & Equipment	0.6
(continued on next page)

Summary of Investments by Industry Classification as of 12/31/09 (Unaudited)

Human Resource & Employment Services	0.6%

Diversified Commercial & Professional Services	0.2

Total Long-Term Investments	91.3

Total Repurchase Agreements	9.0

Liabilities in Excess of Other Assets	(0.3)

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/09 - 12/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	7/1/09	12/31/09	7/1/09-12/31/09

Class A
Actual	$1,000.00	$1,313.45	$6.12
Hypothetical	1,000.00	1,019.91	5.35
(5% annual return before expenses)
Class B
Actual	1,000.00	1,312.27	7.11
Hypothetical	1,000.00	1,019.06	6.21
(5% annual return before expenses)
Class C
Actual	1,000.00	1,308.46	10.47
Hypothetical	1,000.00	1,016.13	9.15
(5% annual return before expenses)
Class I
Actual	1,000.00	1,315.91	4.67
Hypothetical	1,000.00	1,021.17	4.08
(5% annual return before expenses)
Class R
Actual	1,000.00	1,311.76	7.57
Hypothetical	1,000.00	1,018.65	6.61
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05%, 1.22%, 1.80%, 0.80% and 1.30% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

Van Kampen Capital Growth Fund
Portfolio of Investments  ■  December 31, 2009 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 91.3%
Air Freight & Logistics 3.5%
C.H. Robinson Worldwide, Inc.	933,650	$54,833,264
Expeditors International of Washington, Inc.	2,097,715	72,853,642

		127,686,906

Application Software 4.1%
Adobe Systems, Inc. (a)	1,499,292	55,143,960
Salesforce.com, Inc. (a)	1,325,600	97,789,512

		152,933,472

Casinos & Gaming 3.8%
Las Vegas Sands Corp. (a)	2,948,772	44,054,654
Wynn Resorts Ltd.	1,633,357	95,110,378

		139,165,032

Communications Equipment 4.2%
Cisco Systems, Inc. (a)	3,548,163	84,943,022
Research In Motion Ltd. (Canada) (a)	1,052,759	71,103,343

		156,046,365

Computer Hardware 7.2%
Apple, Inc. (a)	1,256,254	264,893,718

Construction Materials 2.4%
Cemex SAB de CV—ADR (Mexico) (a)	3,225,818	38,129,169
Martin Marietta Materials, Inc.	570,235	50,984,711

		89,113,880

Consumer Finance 4.5%
American Express Co.	1,995,839	80,871,396
Redecard SA (Brazil)	5,143,342	84,750,944

		165,622,340

Data Processing & Outsourced Services 4.7%
MasterCard, Inc., Class A	494,631	126,615,643
Visa, Inc., Class A	533,849	46,690,434

		173,306,077

Department Stores 1.0%
Sears Holdings Corp. (a)	457,074	38,142,825

Distributors 1.5%
Li & Fung Ltd. (Bermuda)	13,126,000	54,019,779

Diversified Commercial & Professional Services 0.2%
Corporate Executive Board Co.	265,010	6,047,528

Electrical Components & Equipment 0.6%
First Solar, Inc. (a)	165,161	22,362,799

Fertilizers & Agricultural Chemicals 4.4%
Monsanto Co.	1,999,085	163,425,199

See Notes to Financial Statements

Van Kampen Capital Growth Fund
Portfolio of Investments  ■  December 31, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Health Care Equipment 2.1%
Gen-Probe, Inc. (a)	474,803	$20,369,049
Intuitive Surgical, Inc. (a)	192,614	58,423,678

		78,792,727

Human Resource & Employment Services 0.6%
Monster Worldwide, Inc. (a)	1,284,907	22,357,382

Internet Retail 7.3%
Amazon.com, Inc. (a)	1,993,122	268,114,771

Internet Software & Services 14.0%
Baidu, Inc.—ADR (Cayman Islands) (a)	214,234	88,099,448
eBay, Inc. (a)	2,600,176	61,208,143
Google, Inc., Class A (a)	458,315	284,146,134
Tencent Holdings Ltd. (Cayman Islands)	3,851,600	83,011,276

		516,465,001

Life Sciences Tools & Services 1.8%
Illumina, Inc. (a)	2,215,550	67,906,608

Marine Ports & Services 1.2%
China Merchants Holdings International Co., Ltd. (China)	13,697,565	44,126,437

Multi-Line Insurance 1.6%
Loews Corp.	1,628,435	59,193,612

Multi-Sector Holdings 0.8%
Leucadia National Corp. (a)	1,197,667	28,492,498

Oil & Gas Exploration & Production 5.3%
Range Resources Corp.	998,022	49,751,397
Ultra Petroleum Corp. (Canada) (a)	2,932,633	146,221,081

		195,972,478

Other Diversified Financial Services 2.2%
BM&F BOVESPA SA (Brazil)	11,560,284	80,342,261

Pharmaceuticals 1.3%
Allergan, Inc.	792,950	49,963,780

Property & Casualty Insurance 1.9%
Berkshire Hathaway, Inc., Class B (a)	21,411	70,356,546

Publishing 0.9%
McGraw-Hill Cos., Inc.	957,711	32,092,896

Real Estate Management & Development 1.2%
Brookfield Asset Management, Inc., Class A (Canada)	1,975,244	43,810,912

See Notes to Financial Statements

Van Kampen Capital Growth Fund
Portfolio of Investments  ■  December 31, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Restaurants 2.7%
Starbucks Corp. (a)	4,359,665	$100,533,875

Specialized Finance 1.9%
CME Group, Inc.	207,342	69,656,545

Systems Software 0.9%
VMware, Inc., Class A (a)	745,703	31,602,893

Wireless Telecommunication Services 1.5%
America Movil SAB de CV, Ser L—ADR (Mexico)	1,222,343	57,425,674

Total Long-Term Investments 91.3% (Cost $3,503,576,727)		3,369,972,816

Repurchase Agreements 9.0%
Banc of America Securities ($125,824,967 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/09, to be sold on 01/04/10 at $125,825,107)		125,824,967
JPMorgan Chase & Co. ($203,903,205 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $203,903,205)		203,903,205
State Street Bank & Trust Co. ($4,254,828 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $4,254,828)		4,254,828

Total Repurchase Agreements 9.0% (Cost $333,983,000)		333,983,000

Total Investments 100.3% (Cost $3,837,559,727)		3,703,955,816

Liabilities in Excess of Other Assets (0.3%)		(9,662,066)

Net Assets 100.0%		$3,694,293,750

Percentages are calculated as a percentage of net assets.

Certain securities trading in foreign markets that close before the New York Stock Exchange have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. The total market value of these securities is $346,250,697.

(a)	Non-income producing security.

ADR—American Depositary Receipt

See Notes to Financial Statements

Van Kampen Capital Growth Fund
Portfolio of Investments  ■  December 31, 2009 (Unaudited)  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position
Common Stocks
Air Freight & Logistics	$127,686,906	$—	$—	$127,686,906
Application Software	152,933,472	—	—	152,933,472
Casinos & Gaming	139,165,032	—	—	139,165,032
Communications Equipment	156,046,365	—	—	156,046,365
Computer Hardware	264,893,718	—	—	264,893,718
Construction Materials	89,113,880	—	—	89,113,880
Consumer Finance	80,871,396	84,750,944	—	165,622,340
Data Processing & Outsourced Services	173,306,077	—	—	173,306,077
Department Stores	38,142,825	—	—	38,142,825
Distributors	—	54,019,779	—	54,019,779
Diversified Commercial & Professional Services	6,047,528	—	—	6,047,528
Electrical Components & Equipment	22,362,799	—	—	22,362,799
Fertilizers & Agricultural Chemicals	163,425,199	—	—	163,425,199
Health Care Equipment	78,792,727	—	—	78,792,727
Human Resource & Employment Services	22,357,382	—	—	22,357,382
Internet Retail	268,114,771	—	—	268,114,771
Internet Software & Services	433,453,725	83,011,276	—	516,465,001
Life Sciences Tools & Services	67,906,608	—	—	67,906,608
Marine Ports & Services	—	44,126,437	—	44,126,437
Multi-Line Insurance	59,193,612	—	—	59,193,612
Multi-Sector Holdings	28,492,498	—	—	28,492,498
Oil & Gas Exploration & Production	195,972,478	—	—	195,972,478
Other Diversified Financial Services	—	80,342,261	—	80,342,261
Pharmaceuticals	49,963,780	—	—	49,963,780
Property & Casualty Insurance	70,356,546	—	—	70,356,546
Publishing	32,092,896	—	—	32,092,896
Real Estate Management & Development	43,810,912	—	—	43,810,912
Restaurants	100,533,875	—	—	100,533,875
Specialized Finance	69,656,545	—	—	69,656,545

See Notes to Financial Statements

Van Kampen Capital Growth Fund
Portfolio of Investments  ■  December 31, 2009 (Unaudited)  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Systems Software	$31,602,893	$—	$—	$31,602,893
Wireless Telecommunication Services	57,425,674	—	—	57,425,674
Repurchase Agreements	—	333,983,000	—	333,983,000

Total Investments in an Asset Position	$3,023,722,119	$680,233,697	$—	$3,703,955,816

See Notes to Financial Statements

Van Kampen Capital Growth Fund
Financial Statements

Statement of Assets and Liabilities
December 31, 2009 (Unaudited)

Assets:
Total Investments (Cost $3,837,559,727)	$3,703,955,816
Cash	449
Receivables:
Fund Shares Sold	1,421,037
Dividends	386,834
Interest	35
Other	907,436

Total Assets	3,706,671,607

Liabilities:
Payables:
Fund Shares Repurchased	5,664,015
Investment Advisory Fee	1,336,018
Distributor and Affiliates	646,859
Trustees’ Deferred Compensation and Retirement Plans	1,084,535
Accrued Expenses	3,646,430

Total Liabilities	12,377,857

Net Assets	$3,694,293,750

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$8,394,971,114
Accumulated Undistributed Net Investment Income	(976,635)
Net Unrealized Depreciation	(133,602,523)
Accumulated Net Realized Loss	(4,566,098,206)

Net Assets	$3,694,293,750

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $3,033,369,057 and 270,156,716 shares of beneficial interest issued and outstanding)	$11.23
Maximum sales charge (5.75%* of offering price)	0.69

Maximum offering price to public	$11.92

Class B Shares:
Net asset value and offering price per share (Based on net assets of $371,731,364 and 35,108,787 shares of beneficial interest issued and outstanding)	$10.59

Class C Shares:
Net asset value and offering price per share (Based on net assets of $135,359,505 and 12,872,726 shares of beneficial interest issued and outstanding)	$10.52

Class I Shares:
Net asset value and offering price per share (Based on net assets of $151,307,812 and 13,356,311 shares of beneficial interest issued and outstanding)	$11.33

Class R Shares:
Net asset value and offering price per share (Based on net assets of $2,526,012 and 226,458 shares of beneficial interest issued and outstanding)	$11.15

*	On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Capital Growth Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended December 31, 2009 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $333,474)	$18,598,876
Interest	52,825

Total Income	18,651,701

Expenses:
Investment Advisory Fee	7,501,799
Transfer Agent Fees	6,370,951
Distribution (12b-1) and Service Fees
Class A	3,473,310
Class B	772,939
Class C	635,597
Class R	5,634
Reports to Shareholders	372,221
Accounting and Administrative Expenses	229,978
Professional Fees	110,989
Custody	106,190
Registration Fees	86,310
Trustees’ Fees and Related Expenses	34,571
Other	52,355

Total Expenses	19,752,844
Expense Reduction	1,193,614

Net Expenses	18,559,230

Net Investment Income	$92,471

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(19,723,490)
Foreign Currency Transactions	(12,570)

Net Realized Loss	(19,736,060)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(1,056,316,459)

End of the Period:
Investments	(133,603,911)
Foreign Currency Translation	1,388

(133,602,523)

Net Unrealized Appreciation During the Period	922,713,936

Net Realized and Unrealized Gain	$902,977,876

Net Increase in Net Assets From Operations	$903,070,347

See Notes to Financial Statements

Van Kampen Capital Growth Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	December 31, 2009	June 30, 2009

From Investment Activities:
Operations:
Net Investment Income/Loss	$92,471	$(1,208,745)
Net Realized Loss	(19,736,060)	(249,950,103)
Net Unrealized Appreciation/Depreciation During the Period	922,713,936	(957,216,638)

Change in Net Assets from Operations	903,070,347	(1,208,375,486)

Distributions from Net Investment Income:
Class A Shares	-0-	(1,495,274)
Class B Shares	-0-	(435,700)
Class C Shares	-0-	-0-
Class I Shares	-0-	(165,316)
Class R Shares	-0-	(807)

	-0-	(2,097,097)

Return of Capital Distributions:
Class A Shares	-0-	(986,251)
Class B Shares	-0-	(287,379)
Class C Shares	-0-	-0-
Class I Shares	-0-	(109,039)
Class R Shares	-0-	(532)

	-0-	(1,383,201)

Total Distributions	-0-	(3,480,298)

Net Change in Net Assets from Investment Activities	903,070,347	(1,211,855,784)

From Capital Transactions:
Proceeds from Shares Sold*	192,014,027	3,268,366,440
Net Asset Value of Shares Issued Through Dividend Reinvestment	-0-	3,209,329
Cost of Shares Repurchased	(332,148,954)	(684,805,206)

Net Change in Net Assets from Capital Transactions	(140,134,927)	2,586,770,563

Total Increase in Net Assets	762,935,420	1,374,914,779
Net Assets:
Beginning of the Period	2,931,358,330	1,556,443,551

End of the Period (Including accumulated undistributed net investment income of $(976,635) and $(1,069,106), respectively)	$3,694,293,750	$2,931,358,330

*	For the year ended June 30, 2009, Proceeds from Shares Sold includes $2,853,972,559 of proceeds from shares acquired through a merger (See Note 3 in the Notes to Financial Statements).

See Notes to Financial Statements

Van Kampen Capital Growth Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	December 31,		Year Ended June 30,
Class A Shares	2009		2009		2008	2007		2006		2005

Net Asset Value, Beginning of the Period	$8.55		$12.09		$11.96	$10.18		$9.13		$8.75

Net Investment Income/Loss (a)	0.00	(b)	0.00	(b)	0.02	(0.01)		(0.02)		0.02
Net Realized and Unrealized Gain/Loss	2.68		(3.53)		0.11	1.79		1.07		0.39

Total from Investment Operations	2.68		(3.53)		0.13	1.78		1.05		0.41

Less:
Distributions from Net Investment Income	-0-		0.01		-0-	-0-		-0-		0.03
Return of Capital Distributions	-0-		0.00	(b)	-0-	-0-		-0-		-0-

Total Distributions	-0-		0.01		-0-	-0-		-0-		0.03

Net Asset Value, End of the Period	$11.23		$8.55		$12.09	$11.96		$10.18		$9.13

Total Return* (c)	31.35%	**	–29.19%		1.09%	17.49%		11.50%		4.65%
Net Assets at End of the Period (In millions)	$3,033.4		$2,379.9		$1,425.1	$1,402.1		$1,379.3		$1,353.6
Ratio of Expenses to Average Net Assets*	1.05%		0.95%		0.94%	0.95%		0.96%		0.99%
Ratio of Net Investment Income/Loss to Average Net Assets*	0.04%		(0.02%	)	0.13%	(0.11%	)	(0.24%	)	0.20%
Portfolio Turnover	7%	**	28%		52%	45%		70%		154%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.12%		1.28%		N/A	N/A		N/A		N/A
Ratio of Net Investment Loss to Average Net Assets	(0.03%	)	(0.35%	)	N/A	N/A		N/A		N/A

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Non-Annualized

N/A = Not Applicable

See Notes to Financial Statements

Van Kampen Capital Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	December 31,		Year Ended June 30,
Class B Shares	2009		2009		2008		2007		2006		2005

Net Asset Value, Beginning of the Period	$8.07		$11.44		$11.37		$9.75		$8.81		$8.48

Net Investment Loss (a)	(0.01)		(0.01)		(0.04)		(0.09)		(0.09)		(0.05)
Net Realized and Unrealized Gain/Loss	2.53		(3.35)		0.11		1.71		1.03		0.38

Total from Investment Operations	2.52		(3.36)		0.07		1.62		0.94		0.33

Less:
Distributions from Net Investment Income	-0-		0.01		-0-		-0-		-0-		-0-
Return of Capital Distributions	-0-		0.00	(b)	-0-		-0-		-0-		-0-

Total Distributions	-0-		0.01		-0-		-0-		-0-		-0-

Net Asset Value, End of the Period	$10.59		$8.07		$11.44		$11.37		$9.75		$8.81

Total Return* (c)	31.23%	(d)**	–29.30%	(d)	0.70%	(d)	16.51%		10.67%	(d)	3.89%
Net Assets at End of the Period (In millions)	$371.7		$332.1		$36.2		$43.3		$51.5		$34.7
Ratio of Expenses to Average Net Assets*	1.22%	(d)	1.00%	(d)	1.36%	(d)	1.72%		1.66%	(d)	1.76%
Ratio of Net Investment Loss to Average Net Assets*	(0.14%	)(d)	(0.07%	)(d)	(0.31%	)(d)	(0.91%	)	(0.91%	)(d)	(0.57%	)
Portfolio Turnover	7%	**	28%		52%		45%		70%		154%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.29%	(d)	1.37%	(d)	N/A		N/A		N/A		N/A
Ratio of Net Investment Loss to Average Net Assets	(0.21%	)(d)	(0.44%	)(d)	N/A		N/A		N/A		N/A

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (see footnote 5).

**	Non-Annualized

N/A = Not Applicable

See Notes to Financial Statements

Van Kampen Capital Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	December 31,		Year Ended June 30,
Class C Shares	2009		2009	2008		2007		2006		2005

Net Asset Value, Beginning of the Period	$8.04		$11.44	$11.40		$9.78		$8.84		$8.51

Net Investment Loss (a)	(0.03)		(0.06)	(0.08)		(0.09)		(0.10)		(0.05)
Net Realized and Unrealized Gain/Loss	2.51		(3.34)	0.12		1.71		1.04		0.38

Total from Investment Operations	2.48		(3.40)	0.04		1.62		0.94		0.33

Net Asset Value, End of the Period	$10.52		$8.04	$11.44		$11.40		$9.78		$8.84

Total Return* (b)	30.85%	**	–29.72%	0.35%		16.56%		10.63%		3.88%
Net Assets at End of the Period (In millions)	$135.4		$109.0	$21.7		$7.9		$9.3		$4.7
Ratio of Expenses to Average Net Assets*	1.80%		1.70%	1.70%		1.72%		1.72%		1.76%
Ratio of Net Investment Loss to Average Net Assets*	(0.71%	)	(0.77% )	(0.65%	)	(0.88%	)	(0.97%	)	(0.57%	)
Portfolio Turnover	7%	**	28%	52%		45%		70%		154%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.87%		2.07%	N/A		N/A		N/A		N/A
Ratio of Net Investment Loss to Average Net Assets	(0.78%	)	(1.14% )	N/A		N/A		N/A		N/A

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Non-Annualized

N/A = Not Applicable

See Notes to Financial Statements

Van Kampen Capital Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months				August 12, 2005
	Ended				(Commencement
	December 31,	Year Ended June 30,			of Operations) to
Class I Shares	2009	2009	2008	2007	June 30, 2006

Net Asset Value, Beginning of the Period	$8.61	$12.18	$12.02	$10.21	$9.55

Net Investment Income/Loss (a)	0.02	0.02	0.05	0.05	(0.00	)(b)
Net Realized and Unrealized Gain/Loss	2.70	(3.57)	0.11	1.76	0.66

Total from Investment Operations	2.72	(3.55)	0.16	1.81	0.66

Less:
Distributions from Net Investment Income	-0-	0.01	-0-	-0-	-0-
Return of Capital Distributions	-0-	0.01	-0-	-0-	-0-

Total Distributions	-0-	0.02	-0-	-0-	-0-

Net Asset Value, End of the Period	$11.33	$8.61	$12.18	$12.02	$10.21

Total Return* (c)	31.59% **	–29.06%	1.33%	17.73%	6.91%	**
Net Assets at End of the Period (In millions)	$151.3	$108.5	$73.3	$7.7	$0.6
Ratio of Expenses to Average Net Assets*	0.80%	0.70%	0.69%	0.70%	0.73%
Ratio of Net Investment Income/Loss to Average Net Assets*	0.31%	0.22%	0.40%	0.40%	(0.05%	)
Portfolio Turnover	7% **	28%	52%	45%	70%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	0.87%	1.05%	N/A	N/A	N/A
Ratio of Net Investment Income/Loss to Average Net Assets	0.24%	(0.13% )	N/A	N/A	N/A

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

**	Non-Annualized

N/A = Not Applicable

See Notes to Financial Statements

Van Kampen Capital Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months						March 20, 2007
	Ended						(Commencement of
	December 31,		Year Ended June 30,				Operations) to
Class R Shares	2009		2009		2008		June 30, 2007

Net Asset Value, Beginning of the Period	$8.50		$12.05		$11.95		$11.11

Net Investment Income/Loss (a)	(0.01)		(0.02)		(0.02)		0.01
Net Realized and Unrealized Gain/Loss	2.66		(3.52)		0.12		0.83

Total from Investment Operations	2.65		(3.54)		0.10		0.84

Less:
Distributions from Net Investment Income	-0-		0.01		-0-		-0-
Return of Capital Distributions	-0-		0.00	(b)	-0-		-0-

Total Distributions	-0-		0.01		-0-		-0-

Net Asset Value, End of the Period	$11.15		$8.50		$12.05		$11.95

Total Return* (c)	31.18%	**	–29.39%		0.84%		7.56% **
Net Assets at End of the Period (In millions)	$2.5		$1.8		$0.1		$0.1
Ratio of Expenses to Average Net Assets*	1.30%		1.20%		1.19%		1.18%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.21%	)	(0.28%	)	(0.12%	)	0.21%
Portfolio Turnover	7%	**	28%		52%		45%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.37%		1.57%		N/A		N/A
Ratio of Net Investment Loss to Average Net Assets	(0.28%	)	(0.65%	)	N/A		N/A

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

**	Non-Annualized

N/A = Not Applicable

See Notes to Financial Statements

Van Kampen Capital Growth Fund
Notes to Financial Statements  ■  December 31, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Capital Growth Fund (the “Fund”) is organized as a Delaware statutory trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek capital growth by investing principally in common stock. The Fund commenced investment operations on July 22, 1969. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Van Kampen Capital Growth Fund
Notes to Financial Statements  ■  December 31, 2009 (Unaudited)  continued

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains

Van Kampen Capital Growth Fund
Notes to Financial Statements  ■  December 31, 2009 (Unaudited)  continued

and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended June 30, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $4,499,009,783, which will expire according to the following schedule:

Amount	Expiration Date

$1,499,222,172	June 30, 2010
2,783,784,619	June 30, 2011
216,002,992	June 30, 2017

At December 31, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$3,846,623,490

Gross tax unrealized appreciation	$528,485,535
Gross tax unrealized depreciation	(671,153,209)

Net tax unrealized depreciation on investments	$(142,667,674)

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains and a portion of gains on futures transactions are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the year ended June 30, 2009, was as follows:

Distributions paid from:
Ordinary income	$2,097,097
Return of capital	1,383,201

$3,480,298

As of June 30, 2009, there were no distributable earnings on a tax basis.
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of

Van Kampen Capital Growth Fund
Notes to Financial Statements  ■  December 31, 2009 (Unaudited)  continued

exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions. Income and expenses are translated at rates prevailing when accrued.

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through February 19, 2010, the date the financial statements were effectively issued. Management has determined that there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $1 billion	0.50%
Next $1 billion	0.45%
Next $1 billion	0.40%
Over $3 billion	0.35%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.05%, 1.22%, 1.80%, 0.80% and 1.30% for Classes A, B, C, I and R Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the six months ended December 31, 2009, the Adviser waived or reimbursed approximately $1,193,600 of advisory fees or other expenses.
For the six months ended December 31, 2009, the Fund recognized expenses of approximately $72,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended December 31, 2009, the Fund recognized expenses of approximately $110,200 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2009, the Fund recognized expenses of approximately $4,805,200 representing transfer agency fees paid

Van Kampen Capital Growth Fund
Notes to Financial Statements  ■  December 31, 2009 (Unaudited)  continued

to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $868,400 are included in “Other” assets on the Statement of Assets and Liabilities at December 31, 2009. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended December 31, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $200,700 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $235,200. Sales charges do not represent expenses of the Fund.

3. Capital Transactions
For the six months ended December 31, 2009 and year ended June 30, 2009, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	December 31, 2009		June 30, 2009
	Shares	Value	Shares	Value

Sales:
Class A	12,203,124	$124,731,799	213,336,788	$2,334,835,989
Class B	1,493,577	14,142,015	59,995,179	634,203,343
Class C	659,801	6,201,318	15,141,661	158,206,548
Class I	4,534,301	46,512,097	16,402,663	138,251,685
Class R	41,368	426,798	274,201	2,868,875

Total Sales	18,932,171	$192,014,027	305,150,492	$3,268,366,440

Dividend Reinvestment:
Class A	-0-	$-0-	356,631	$2,357,326
Class B	-0-	-0-	112,552	702,328
Class C	-0-	-0-	-0-	-0-
Class I	-0-	-0-	22,365	148,730
Class R	-0-	-0-	144	945

Total Dividend Reinvestment	-0-	$-0-	491,692	$3,209,329

Van Kampen Capital Growth Fund
Notes to Financial Statements  ■  December 31, 2009 (Unaudited)  continued

	For The		For The
	Six Months Ended		Year Ended
	December 31, 2009		June 30, 2009
	Shares	Value	Shares	Value

Repurchases:
Class A	(20,442,313)	$(208,137,996)	(53,148,057)	$(418,577,768)
Class B	(7,546,122)	(73,088,582)	(22,112,733)	(163,811,903)
Class C	(1,355,740)	(12,968,927)	(3,467,485)	(25,075,212)
Class I	(3,767,657)	(37,628,173)	(9,855,174)	(76,818,286)
Class R	(31,343)	(325,276)	(66,926)	(522,037)

Total Repurchases	(33,143,175)	$(332,148,954)	(88,650,375)	$(684,805,206)

On August 22, 2008, the Fund acquired all of the assets and liabilities of the Van Kampen Strategic Growth Fund (“Strategic Growth”) through a tax free reorganization approved by Strategic Growth shareholders on July 22, 2008. The Fund issued 182,031,893, 56,035,854, 13,161,313, 2,052,732 and 208,176 shares of Classes A, B, C, I and R valued at $2,080,624,590, $605,187,073, $142,142,305, $23,647,462 and $2,371,129, respectively, in exchange for Strategic Growth’s net assets. The shares of Strategic Growth were converted into Fund shares at a ratio of 3.718 to 1, 3.298 to 1, 3.373 to 1, 3.762 to 1 and 3.679 to 1 for Classes A, B, C, I and R, respectively. Net unrealized depreciation of Strategic Growth as of August 22, 2008 was $337,552,986. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended June 30, 2009. Combined net assets on the day of reorganization were $4,327,396,622. Included in these net assets was a capital loss carryforward of $4,251,719,885, deferred compensation of $633,736, deferred pension of $81,029 and the deferral of losses related to wash sale transactions of $8,961,616.

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $219,219,760 and $619,722,771, respectively.

5. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $0 and $1,625,200 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

Van Kampen Capital Growth Fund
Notes to Financial Statements  ■  December 31, 2009 (Unaudited)  continued

6. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Significant Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (the “Transaction”). The Transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) has approved, subject to shareholder approval, that the Fund be transitioned to the Invesco Ltd. mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco Ltd., that has substantially the same investment objective, principal investment strategies and risks as the Fund (the “Reorganization”). The proposed Reorganization will be presented to shareholders of the Fund at a special meeting of shareholders. If shareholders of the Fund approve the Reorganization and certain other conditions to closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

8. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

Van Kampen Capital Growth Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
 David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen *- Chairman
Suzanne H. Woolsey

Officers
 Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
 Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
 Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
 Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
 State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
 Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered Public
Accounting Firm
 Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Capital Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Capital Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Capital Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Capital Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Capital Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

14, 114, 214, 614, 314
PACESAN 02/10
IU10-00715P-Y12/09

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) Code of Ethics – Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Capital Growth Fund

By:	/s/ Edward C. Wood III

Name: Edward C. Wood III
Title: Principal Executive Officer
Date: February 18, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III

Name: Edward C. Wood III
Title: Principal Executive Officer
Date: February 18, 2010

By:	/s/ Stuart N. Schuldt

Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: February 18, 2010